UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

____________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): December 18, 2020

____________________

Rapid Therapeutic Science Laboratories, Inc.

(Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation or organization)	001-55018 (Commission File Number)	46-2111820 (I.R.S. Employer Identification No.)

5580 Peterson Lane, Suite 200 Dallas, TX (Address of principal executive offices)	75240 (Zip code)

(800) 497-6059

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act [  ]

Item 5.08.	Shareholder Director Nominations.

The information below under Item 8.01 of this Form 8-K is incorporated by reference into this Item 5.08, to the extent applicable.

Item 8.01.	Other Events.

On December 18, 2020, the Board of Directors (the “Board”) of Rapid Therapeutic Science Laboratories, Inc. (the “Company”, “we” and “us”) determined that in lieu of holding the Company’s 2021 Annual Meeting of Shareholders (the “2021 Annual Meeting”), the matters which would have otherwise been proposed for approval by the shareholders at the 2021 Annual Meeting, will instead be approved via a written consent of the Company’s majority shareholders in lieu of an annual meeting.

Any shareholder proposal intended to be considered by the majority shareholders in accordance with Rule 14a-8 must be delivered to, or mailed to and received at, the Company’s principal executive offices at 5580 Peterson Lane, Suite 200, Dallas, Texas 75240, Attention: Corporate Secretary, on or before the close of business on December 28, 2020, which the Company has determined to be a reasonable time before it expects the majority shareholders to execute the written consent in lieu of an annual meeting.

Additionally, any shareholder who intends to submit a director nomination or who intends to submit a proposal regarding any other matter of business to be considered by the majority shareholders other than in accordance with Rule 14a-8 or otherwise must similarly make sure that such nomination or proposal is delivered to, or mailed and received at, the Company’s principal executive offices on or before the close of business on December 28, 2020.

In addition to complying with this deadline, shareholder proposals must also comply with all applicable Securities and Exchange Commission rules, including Rule 14a-8 and Nevada law. Any proposal submitted after the above deadlines will be considered untimely.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

RAPID THERAPEUTIC SCIENCE

LABORATORIES, INC.

Date: December 18, 2020

/s/ Donal R. Schmidt, Jr.

Name: Donal R. Schmidt, Jr.

Title: Chief Executive Officer